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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) June 9, 1998
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                               Realty ReFund Trust
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


       001-07062                                      34-6647590
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  (Commission File Number)                (I.R.S. Employer Identification No.)


  925 Euclid Avenue, Suite 1750, Cleveland, Ohio             44115
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    (Address of Principal Executive Offices)               (Zip Code)



                                 (216) 622-0046
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.

Acting on behalf of Realty ReFund Trust ("RRF"), as the controlling general partner of RRF Limited Partnership ("RRFLP"), a Delaware limited partnership, the independent Trustees of RRF approved the exercise by RRFLP of its option to acquire the 185-suite InnSuites Hotel located in Buena Park, California (the "Hotel"). RRFLP will acquire the Hotel by acquiring all of the membership interests in Buena Park Suite Hospitality L.L.C., an Arizona limited liability company ("Buena Park LLC"), pursuant to the terms of a Contribution Agreement. James F. Wirth, Chairman, President, Chief Executive Officer and Trustee of RRF, and Steven S. Robson each own 50% of Buena Park LLC. Subsequent to the June 9, 1998 RRFLP exercise of its option, Mr. Robson was elected as a Trustee
of RRF by the Shareholders of   RRF at the Annual Meeting of Shareholders held
on June 16, 1998.

RRF intends to utilize the assets to be acquired by it in accordance with their use prior to the acquisition.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Realty ReFund Trust
                                      (Registrant)

Dated: June 24, 1998            By:     /s/ Gregory D. Bruhn
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                                Name:   Gregory D. Bruhn
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                                Title:  Executive Vice President, Chief
                                        Financial Officer, Treasurer and
                                        Secretary
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